UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2008

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)

512 Seventh Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported under Item 2.01 of the Form 8-K of G-III Apparel Group, Ltd. (the “Company”) filed on February 15, 2008, on February 11, 2008, G-III Leather Fashions, Inc. (“G-III Leather”), a wholly-owned subsidiary of the Company, entered into a Purchase Agreement with AM Apparel Holdings, Inc. (“AM Apparel”) and GB Holding I, LLC (“GB”) pursuant to which G-III Leather acquired all of the outstanding stock of AM Apparel from GB for a purchase price, including working capital adjustments, of approximately $42.5 million. The description of the acquisition of AM Apparel included in the Company’s Form 8-K filed on February 15, 2008 is incorporated by reference herein. This amended report on Form 8-K is being filed to complete the response to Item 9.01 with respect to the AM Apparel acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited consolidated financial statements of AM Apparel and its subsidiaries for the year ended December 31, 2007 and the report of Rosen Seymour Shapss Martin & Company LLP, Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial data reflecting the effects of the AM Apparel acquisition is filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference: Narrative overview and unaudited pro forma combined condensed financial statements, consisting of (i) unaudited pro forma condensed consolidated statements of income for the fiscal year ended January 31, 2008 and notes thereto, and (ii) unaudited pro forma condensed consolidated balance sheet as of January 31, 2008 and notes thereto.

(c) Exhibits.

99.1

Audited consolidated financial statements of AM Apparel and its subsidiaries for the year ended December 31, 2007 and the report of Rosen Seymour Shapss Martin & Company LLP, Independent Registered Public Accounting Firm.

99.2	Unaudited pro forma condensed consolidated financial data reflecting the effects of the AM Apparel acquisition.
99.3	Consent of Rosen Seymour Shapss Martin & Company LLP, Independent Registered Public Accounting Firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.
Date: April 25, 2008	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.1

Audited consolidated financial statements of AM Apparel and its subsidiaries for the fiscal year ended December 31, 2007 and the report of Rosen Seymour Shapss Martin & Company LLP, Independent Registered Public Accounting Firm.

99.2	Unaudited pro forma condensed consolidated financial data reflecting the effects of the AM Apparel acquisition.
99.3	Consent of Rosen Seymour Shapss Martin & Company LLP, Independent Registered Public Accounting Firm.